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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                SEPTEMBER 8, 2004

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                                 SCANSOFT, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                         000-27038             94-3156479
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)

                               9 CENTENNIAL DRIVE
                          PEABODY, MASSACHUSETTS 01960
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 977-2000
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On September 8, 2004, PricewaterhouseCoopers LLP ("PwC") resigned as the independent registered public accounting firm for ScanSoft, Inc. ("ScanSoft"). ScanSoft's audit committee has commenced an immediate search for a new independent registered public accountant, including requesting proposals from other accounting firms.

PwC's reports on ScanSoft's consolidated financial statements for the years ended December 31, 2002 and 2003 did not contain any adverse opinion, or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During ScanSoft's fiscal years ended December 31, 2002 and 2003 and through September 8, 2004, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements for such years and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

ScanSoft provided PwC with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested PwC to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of PwC's letter to the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated September 14, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCANSOFT, INC.

                                     By: /s/ David A. Gerth
                                        ------------------------------------
                                        David A. Gerth
                                        Chief Financial Officer

Date: September 14, 2004

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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16.1           Letter from PricewaterhouseCoopers LLP to the Securities and
               Exchange Commission dated September 14, 2004.